SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 6, 1998
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                                 BITSTREAM INC.
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          Delaware                     0-2154                    04-2744890
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      (State or other            (Commission File No.)       (I.R.S. Employer
jurisdiction of incorporation)                              Identification No.)

                                215 First Street
                         Cambridge, Massachusetts 02142
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              (Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (617) 497-6222
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Item 5. Other Events.

Shareholder Rights Plan.

      On November 6, 1998, the Board of Directors of Bitstream Inc. (the "Company") declared a dividend of one preferred share purchase right (a "Right") for each outstanding share of the Company's Class A Common Stock, par value $0.01 per share (the "Common Shares"), outstanding on November 6, 1998 (the "Record Date") to the stockholders of record on that date. Each Right entitles the registered holder to purchase from the Company one one-thousandth of a share of Series A Junior Participating Preferred Stock, par value $0.01 per share (the "Preferred Shares"), of the Company, at a price of Eighteen Dollars ($18) per one one-thousandth of a Preferred Share (the "Purchase Price"), subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement (the "Rights Agreement") between the Company and BankBoston, N.A., as Rights Agent (the "Rights Agent").

      Until the earlier to occur of (i) 10 days following a public announcement that a person or group of affiliated or associated persons (an "Acquiring Person") has acquired beneficial ownership of 15% (or in the case of (a) a Grandfathered Stockholder other than a Second Tier Grandfathered Stockholder, 26%, or (b) a Second Tier Grandfathered Stockholder, such percentage as is beneficially owned by the Grandfathered Stockholder whose shares of Common Stock the Second Tier Grandfathered Stockholder may be deemed to beneficially own plus 1%) or more of the outstanding Common Shares or (ii) 10 business days (or such later date as may be determined by action of the Board of Directors prior to such time as any Person becomes an Acquiring Person) following the commencement of, or announcement of an intention to make, a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of 15% (or in the case of (a) a Grandfathered Stockholder other than a Second Tier Grandfathered Stockholder, 26%, or (b) a Second Tier Grandfathered Stockholder, such percentage as is beneficially owned by the Grandfathered Stockholder whose shares of Common Stock the Second Tier Grandfathered Stockholder may be deemed to beneficially own plus 1%) or more of such outstanding Common Shares (the earlier of such dates being called the "Distribution Date"), the Rights will be evidenced, with respect to any of the Common Share certificates outstanding as of the Record Date, by such Common Share certificate with a copy of the Summary of Rights attached thereto, and no separate Rights Certificates will be distributed. "Grandfathered Stockholder" means (i)(A) Antonio Saladino, Gesfid S.A. and each of their respective Affiliates (as defined in the Rights Agreement) and Associates (as defined in the Rights Agreement), collectively, including, without limitation, Privest I N.V. and Privest II N.V., and (B) Privest I N.V. and Privest II N.V. and each of their respective Affiliates


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and Associates, and any person who acquires Common Shares from any of the foregoing with the approval of the Board of Directors of the Company, collectively, and (ii) any person not covered by (i) above who or which is the Beneficial Owner (as defined in the Rights Agreement) of Common Shares beneficially owned by either of Privest I N.V. or Privest II N.V. (each such Person a "Second Tier Grandfathered Stockholder").

      The Rights Agreement provides that, until the Distribution Date, the Rights will be transferred with and only with the Common Shares. Until the Distribution Date (or earlier redemption or expiration of the Rights), new Common Share certificates issued after the Record Date or upon transfer or new issuance of Common Shares will contain a notation incorporating the Agreement by reference. Until the Distribution Date (or earlier redemption or expiration of the Rights), the surrender for transfer of any certificates for Common Shares outstanding as of the Record Date, even without such notation or a copy of the Summary of Rights being attached thereto, will also constitute the transfer of the Rights associated with the Common Shares represented by such certificate. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights ("Right Certificates") will be mailed to holders of record of the Common Shares as of the Close of Business on the Distribution Date and such separate Right Certificates alone will evidence the Rights.

      The Rights are not exercisable until the Distribution Date. The Rights will expire on November 11, 2008 (the "Final Expiration Date"), unless the Final Expiration Date is extended or unless the Rights are earlier redeemed by the Company, as described below.

      The Purchase Price payable, and the number of Preferred Shares or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Shares, (ii) upon the grant to holders of the Preferred Shares of certain rights or warrants to subscribe for or purchase Preferred Shares at a price, or securities convertible into Preferred Shares with a conversion price, less than the then current market price of the Preferred Shares or (iii) upon the distribution to holders of the Preferred Shares of evidences of indebtedness or assets (excluding regular periodic cash dividends paid out of earnings or retained earnings or dividends payable in Preferred Shares) or of subscription rights or warrants (other than those referred to above).

      The number of outstanding Rights and the number of one one-thousandths of a Preferred Share issuable upon exercise of each Right are also subject to adjustment in the event of a stock


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split of the Common Shares or a stock dividend on the Common Shares payable in
Common Shares or subdivisions, consolidations or combinations of the Common Shares occurring, in any such case, prior to the Distribution Date.

      Preferred Shares purchasable upon exercise of the Rights will not be redeemable. Each Preferred Share will be entitled to a quarterly dividend payment of 1,000 times the dividend declared per Common Share. In the event of liquidation, the holders of the Preferred Shares will be entitled to an aggregate payment of 1000 times the aggregate payment made per Common Share. Each Preferred Share will have 1,000 votes, voting together with the Common Shares. In the event of any merger, consolidation or other transaction in which Common Shares are exchanged, each Preferred Share will be entitled to receive 1,000 times the amount received per Common Share. These rights are protected by customary antidilution provisions.

      Because of the nature of the Preferred Shares' dividend, liquidation and voting rights, the value of the one one-thousandth interest in a Preferred Share purchasable upon exercise of each Right should approximate the value of one Common Share.

      From and after the occurrence of an event described in Section 11(a)(ii) of the Rights Agreement, if the Rights evidenced by this Right Certificate are or were at any time on or after the earlier of (x) the date of such event and
(y) the Distribution Date (as such term is defined in the Rights Agreement) acquired or beneficially owned by an Acquiring Person or an Associate or Affiliate of an Acquiring Person (as such terms are defined in the Rights Agreement), such Rights shall become void, and any holder of such Rights shall thereafter have no right to exercise such Rights.

      In the event that any person becomes an Acquiring Person, proper provision shall be made so that each holder of a Right, other than Rights beneficially owned by the Acquiring Person and its Affiliates and Associates (which will thereafter be void), will thereafter have the right (the "Flip-In Right") to receive upon exercise that number of Common Shares having a market value of two times the exercise price of the Right. If the Company does not have sufficient Common Shares to satisfy such obligation to issue Common Shares, or if the Board of Directors so elects, the Company shall deliver upon payment of the exercise price of a Right an amount of cash or securities equivalent in value to the Common Shares issuable upon exercise of a Right; provided that, if the Company fails to meet such obligation within 30 days following the later of (x) the first occurrence of an event triggering the right to purchase Common Shares and
(y) the date on which the Company's right to redeem the Rights expires, the Company must deliver, upon exercise of a Right but without


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requiring payment of the exercise price then in effect, Common Shares (to the extent available) and cash equal in value to the difference between the value of the Common Shares otherwise issuable upon the exercise of a Right and the exercise price then in effect. The Board of Directors may extend the 30-day period described above for up to an additional 60 days to permit the taking of action that may be necessary to authorize sufficient additional Common Shares to permit the issuance of Common Shares upon the exercise in full of the Rights. In the event that, at any time after a Person becomes an Acquiring Person, the Company is acquired in a merger or other business combination transaction or 50% or more of its consolidated assets or earning power are sold, proper provision will be made so that each holder of a Right will thereafter have the right (the "Flip-Over Right") to receive, upon the exercise thereof at the then current exercise price of the Right, that number of shares of common stock of the acquiring company which at the time of such transaction will have a market value of two times the exercise price of the Right.

      At any time after any Person becomes an Acquiring Person and prior to the acquisition by any person or group of a majority of the outstanding Common Shares, the Board of Directors of the Company may exchange the Rights (other than Rights owned by such person or group which have become void), in whole or in part, at an exchange ratio of one Common Share per Right (subject to adjustment).

      With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractional Preferred Shares will be issued (other than fractions which are integral multiples of one one-thousandth of a Preferred Share, which may, at the election of the Company, be evidenced by depositary receipts) and in lieu thereof, an adjustment in cash will be made based on the market price of the Preferred Shares on the last trading day prior to the date of exercise.

      At any time prior to the time any Person becomes an Acquiring Person, the Board of Directors of the Company may redeem the Rights in whole, but not in part, at a price of $0.01 per Right (the "Redemption Price"). The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

      The terms of the Rights may be amended by the Board of Directors of the Company without the consent of the holders of the Rights, except that from and after such time as any person becomes an Acquiring Person no such amendment may adversely


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affect the interests of the holders of the Rights (other than the Acquiring
Person and its Affiliates and Associates).

      Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.

      A copy of the Rights Agreement is available free of charge from the Company. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Agreement, which is hereby incorporated herein by reference.

      As of November 12, 1998, there were 6,866,621 Common Shares outstanding (as well as a further 3,695,920 shares reserved for issuance upon exercise of outstanding warrants or stock options). Each outstanding Common Share on the Record Date will receive one Right. As long as the Rights are attached to the Common Shares, the Company will issue one Right with each new Common Share so that all such shares will have attached rights.

      The Rights have certain anti-takeover effects. The Rights will cause substantial dilution to a person or group that attempts to acquire the Corporation without conditioning the offer on the Rights being redeemed or a substantial number of Rights being acquired. However, the Rights should not interfere with any tender offer or merger approved by the Company prior to the offeror becoming an Acquiring Person.

      Attached hereto as Exhibit 3 and incorporated herein by reference are copies of the Rights Agreement and the exhibits thereto, as follows: Exhibit A -- Form of Certificate of Designation of Series A Junior Participating Preferred Stock; Exhibit B -- Form of Right Certificate; and Exhibit C -- Summary of Rights to Purchase Preferred Shares. The foregoing description of the Rights is qualified in its entirety by reference to the Rights Agreement and such exhibits thereto.

By-Law Amendments

      On November 6,1998 the Board of Directors also amended the Company's By-Laws to(a) require advance notice of a stockholder's intention to nominate board members or submit proposals for consideration at an annual or special meeting of stockholders, and require compliance with certain related procedures;
(b) require advance notice of a stockholder's intent to use the written consent procedure; and (c) clarify the chairman's rights with respect to adjournment (i.e., that the chairman may adjourn a stockholder meeting even if a quorum is present) and conduct of meetings.


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      While these By-Law amendments may have certain antitakover effects, they should not interfere with any tender offer or merger approved by the Company.

      Attached hereto as Exhibit 2 are copies of the complete ByLaws of the Company, as amended. Sections 2, 3, 6, and 12 of Article II of said By-Laws, which are the sections which have been amended, are incorporated herein by reference, and the foregoing description of the By-law amendments is qualified in its entirety by reference to said amended By-Law sections.

Item 7. Exhibits.

      1.    Text of Press Release issued by the Company on November 16, 1998.

      2. Complete text of the Company's By-Laws, as amended, including By-law amendments adopted by the Board of Directors of the Company on November 6, 1998.

      3. Rights Agreement, dated as of November 12,1998, between the Company and BancBoston, N.A., as Rights Agent, which include: as Exhibit A thereto, the Form of Certificate of Designation, Preferences and Rights of Series A Preferred Shares of the Company; as Exhibit B thereto, the Form of Right Certificate; and, as Exhibit C thereto, the Summary of Rights to Purchase Preferred Shares.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             BITSTREAM INC.


                                             By: /s/ Anna Chagnon
                                                 -------------------------------
                                                 Anna Chagnon
                                                 Vice President, Chief
                                                 Financial Officer and
                                                 Treasurer

Date: November 16, 1998


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                                  EXHIBIT INDEX

Exhibit           Description                                              Page
-------           -----------                                              ----

   1              Text of Press Release issued by the                       10
                  Corporation on November 16, 1998.

   2              Complete text of the Company's By-                        11
                  Laws, as amended, including By-law
                  amendments adopted by the Board of
                  Directors of the Company on November
                  6, 1998.

   3              Rights Agreement, dated as of                             15
                  November 12, 1998 between the Company
                  and BancBoston, N.A., as Rights Agent,
                  which includes: as Exhibit A thereto, the Form of Certificate of Designation,
                  Preferences and Rights of Series A
                  Preferred Shares of the Company; as Exhibit
                  B thereto, the Form of Right Certificate;
                  and, as Exhibit C thereto, the Summary of Rights to Purchase Preferred Shares.

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